BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

Supplement dated November 7, 2017 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated November 28, 2016, as supplemented to date

The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Commodity Strategies Fund — Principal Risks of Investing in the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Commodity Strategies Fund — Principal Risks of Investing in the Fund” are amended to delete “Non-Diversification Risk.”

The last paragraph in the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety.

The section of the Prospectus entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” is amended to delete “Non-Diversification Risk.”

The eleventh paragraph in the section of the SAI entitled “Investment Objective and Policies” is deleted in its entirety and replaced with the following:

The Fund is currently classified as a diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

The third sentence of the first paragraph in the section of the SAI entitled “Additional Information — The Trust” is deleted in its entirety and replaced with the following:

The Fund is classified as diversified.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-CS-1117SUP